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                                                                    EXHIBIT 24.1

                            MASTER POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vernon E. Oeschsle, James H. Davis,
Wayne M. Rose, Viren M. Parikh and Thomas R. Royce, and each of them, either one of whom may act without joinder of the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statements listed below, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute to substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

         Registration Statement No. 333-66777, filed November 4, 1998, relating to the Quanex Corporation 1997 Key Employee Stock Option Plan and the Quanex Corporation 1997 Non-Employee Director Sock Option Plan

         Registration Statement No. 333-22977, filed March 7, 1997, as amended by Post-Effective Amendment No. 1, filed February 2, 1999, relating to the Piper Impact 401(k) Plan

         Registration Statement No. 333-18267, filed December 19, 1996, relating to the Quanex Corporation 1996 Employee Stock Option and Restricted Stock Plan and the Quanex Corporation Deferred Compensation Plan

         Registration Statement No. 33-57235, filed January 11, 1995, relating to the Quanex Corporation Employee Stock Purchase Plan

         Registration Statement No. 33-54081, filed June 10, 1994, as amended by Post-Effective Amendment No. 1 filed February 2, 1999, relating to the Nichols-Homeshield 401(k) Savings Plan

         Registration Statement No. 33-54085, filed June 10, 1994, as amended by Post-Effective Amendment No. 1 filed February 2, 1999, relating to the Nichols-Homeshield 401(k) Savings Plan for Davenport Hourly Employees

         Registration Statement No. 33-54087, filed June 10, 1994, relating to the Quanex Corporation Employee Stock Option and Restricted Stock Plan

         Registration Statement No. 33-46824, filed March 30, 1992, as amended by Post-Effective Amendment No. 1 filed February 2, 1999, relating to the Quanex Corporation Hourly Bargaining Unity Employee Savings Plan


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         Registration Statement No. 33-38702, filed January 25, 1991, as amended by Post-Effective Amendment No. 1 filed February 2, 1999, relating to the Quanex Corporation Employee Savings Plan

         Registration Statement No. 33-35128, filed June 4, 1990, relating to the Quanex Corporation 1989 Non-Employee Director Stock Option Plan

         Registration Statement No. 33-29585, filed June 29, 1989, relating to the Quanex Corporation 1988 Stock Option Plan

         Registration Statement No. 33-22550, filed June 15, 1988, relating to the Quanex Corporation 1987 Non-Employee Director Stock Option Plan

         Registration Statement No. 33-23474, as amended by Post-Effective Amendment No. 1 and Post-Effective Amendment No. 2 filed June 28, 1989, relating to the Quanex Corporation 1978 Stock Option Plan

         Registration Statement No. 333-36635, filed September 29, 1997, relating to the Quanex Corporation Deferred Compensation Trust


Dated: February 25, 1999



                                                      /s/ Vernon E. Oechsle
                                                      --------------------------
                                                      Vernon E. Oechsle


                                                      /s/ Donald G. Barger, Jr.
                                                      --------------------------
                                                      Donald G. Barger, Jr.


                                                      /s/ Susan F. Davis
                                                      --------------------------
                                                      Susan F. Davis


                                                      /s/ Russell M. Flaum
                                                      --------------------------
                                                      Russell M. Flaum

                                                      /s/ John D. O'Connell
                                                      --------------------------
                                                      John D. O'Connell


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                                                      /s/ Carl E. Pfeiffer
                                                      --------------------------
                                                      Carl E. Pfeiffer


                                                      /s/ Vincent R. Scorsone
                                                      --------------------------
                                                      Vincent R. Scorsone


                                                      /s/ Michael J. Sebastian
                                                      --------------------------
                                                      Michael J. Sebastian